OPPENHEIMER INTERNATIONAL bOND FUND

Supplement dated June 4, 2010 to the

Prospectus dated January 28, 2010

This supplement amends the Prospectus of Oppenheimer International Bond Fund (the “Fund”) dated January 28, 2010 and is in addition to any other supplement(s).

The Prospectus is revised as follows:

The section titled "Service Plan for Class A Shares" under the heading titled "Distribution and Service (12b-1) Plans" in the Prospectus is replaced with the following:

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

June 4, 2010                                                                                                                               PS0880.036